UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2014
Yadkin Financial Corporation
(Exact Name of Registrant As Specified in Its Charter)
North Carolina
(State or Other Jurisdiction of Incorporation)

000-52099	20-4495993

(Commission File Number)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, NC	28621

(Address of Principal Executive Offices)	(Zip Code)
(704) 768-1161
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 2.02. Results of Operations and Financial Condition
Elkin, NC - January 29, 2014- Yadkin Financial Corporation (NASDAQ: YDKN), the holding company for Yadkin Bank, announced today financial results for the fourth quarter ended December 31, 2013. Net income available to common shareholders for the quarter was $4.2 million, or $0.30 per diluted share, compared to net income of $4.3 million, or $0.30 per diluted share, in the third quarter of 2013, and net loss of $25.3 million, or $3.63 per diluted share, in the fourth quarter of 2012.

A copy of the press release issued by Yadkin Financial Corporation dated January 29, 2014 announcing financial results for the quarter ending December 31, 2013 is attached hereto.

About Yadkin Financial Corporation
Yadkin Financial Corporation is the holding company for Yadkin Bank, a full-service community bank with 33 branches throughout its two regions in North Carolina and South Carolina. The Western Region serves Avery, Watauga, Ashe, Surry, Wilkes, Yadkin, Durham, and Orange Counties. The Southern Region serves Iredell, Mecklenburg, and Union Counties in North Carolina, and Cherokee and York Counties in South Carolina. The Bank provides mortgage-lending services through its mortgage division, Yadkin Mortgage, headquartered in Greensboro, NC. Securities brokerage services are provided by Yadkin Wealth, Inc., a Bank subsidiary with offices located throughout the branch network. Yadkin Financial Corporation’s website is www.yadkinbank.com. Yadkin shares are traded on NASDAQ under the symbol YDKN.

SAFE HARBOR

This news release contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.  These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those anticipated in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties.  For a discussion of some factors that may cause such forward-looking statements to differ materially from actual results, please refer to the section entitled “Forward Looking Statements” on pages 44-45 of Yadkin Financial Corporation’s quarterly report filed on Form 10-Q with the SEC for the quarters ended September 30, 2013, June 30, 2013, and March 31, 2013, and in the section entitled "Risk Factors" in the annual report filed on Form 10-K for the year ended December 31, 2012 and, once available, the annual report filed on Form 10-K for the year ended December 31, 2013.  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits
Exhibit No.	Exhibit
99.1	Earnings Press Release for the quarter ended December 31, 2013.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN FINANCIAL CORPORATION
January 29, 2014	By:	/s/ Jan H. Hollar
		Name:	Jan H. Hollar
		Title:	Executive Vice President and Chief Financial Officer
"Principal Accounting Officer"

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Press Release for the quarter ended December 31, 2013.